UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Boston Scientific Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Your Vote Counts! BOSTON SCIENTIFIC CORPORATION 300 BOSTON SCIENTIFIC WAY MARLBOROUGH, MASSACHUSETTS 01752 BOSTON SCIENTIFIC CORPORATION 2021 Annual Meeting May 6, 2021 8:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/BSX2021 You invested in BOSTON SCIENTIFIC CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 6, 2021. Vote In Advance of the Meeting Vote by May 5, 2021 11:59 PM ET Visit www.ProxyVote.com *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote please use the following control number: Control # D36865-P51549 Get informed before you vote View the Notice and Proxy Statement and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* Vote on May 6, 2021 8:00 AM ET Visit www.virtualshareholdermeeting.com/BSX2021 Smartphone users Point your camera here and vote without entering a control number

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote in advance of the Annual Meeting at www.ProxyVote.com Prefer to receive an email instead? If voting in advance of the Annual Meeting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D36866-P51549 1. Proposal to elect nine Director Nominees: 1c. Yoshiaki Fujimori 1a. Nelda J. Connors 1d. Donna A. James 1b. Charles J. Dockendorff 1e. Edward J. Ludwig 1f. Michael F. Mahoney 1g. David J. Roux 1h. John E. Sununu 1i. Ellen M. Zane 2. To approve, on a non-binding, advisory basis, named executive officer compensation. 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2021 fiscal year. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For For For For For For For For For For For 4. To consider and vote upon a stockholder proposal requesting a report to stockholders describing any benefits to the company related to employee participation in company governance. Against